Exhibit 99.1

LATHAM & WATKINS LLP

    Michael S. Lurey, CA State Bar No. 048235

    Gregory O. Lunt, CA State Bar No. 173297

    Shira Roth, CA State Bar No. 217463

633 West Fifth Street, Suite 4000

Los Angeles, California 90071-2007

Telephone: (213) 485-1234

Facsimile: (213) 891-8763

Counsel for Consolidated Freightways Corporation of

Delaware, et al., Debtors and Debtors-in-Possession

                    and

[Proposed] Counsel for CFCD 2002 LLC, CFCD

2002A LLC, CFCD 2002 Member LLC and CFCD

2002A Member LLC, Debtors and Debtors-in-

Possession

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re CONSOLIDATED FREIGHTWAYS CORPORATION OF DELAWARE, et al. Debtors. Fed. Tax I.D. No. 94-1444797

Case No.: RS-02-24284-MG

Chapter 11

(Jointly Administered with Case Nos.

RS-02-24289-MG; RS-02-24287-MG;

RS-02-24293-MG; RS-02-24294-MG;

RS-02-24295-MG; RS 03-11603-MG;

RS 03-11608-MG; RS 03-11610-MG;

and RS 03-11615 MG)

Hearing:

Date:         March 25, 2003

Time:        10:30 a.m.

Place:        Courtroom 301

                  3420 Twelfth Street

                  Riverside, California 92501

Judge:       Hon. Mitchel R. Goldberg

MOTION FOR AN ORDER PURSUANT TO 11 U.S.C. §§ 105, 362 AND 541

AND BANKRUPTCY RULE 3001 ESTABLISHING NOTIFICATION AND

HEARING PROCEDURE FOR TRADING IN EQUITY SECURITIES

Consolidated Freightways Corporation of Delaware (“CFCD”) and Consolidated Freightways Corporation (“CFC”), together with their affiliated debtors in the above-captioned cases,1 hereby move (the “Motion”) this Court for an order pursuant to sections 105, 362 and 541 of Title 11 of the United States Code, §§ 101 et seq. (the “Bankruptcy Code”), and Rule 3001 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), establishing a notice and hearing procedure which must be satisfied before certain transfers of equity securities in the Debtors, or any beneficial interest therein, are deemed effective (the “Order”). In support of this Motion, the Debtors rely on the Declaration of John P. Brincko, filed concurrently herewith. In further support of this Motion, the Debtors respectfully represent as follows:

BACKGROUND

Procedural Background

1.    On September 3, 2002 (the “Petition Date”), each of the CF Debtors filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code. The LLC Debtors filed their voluntary petitions under chapter 11 on February 3, 2003. This Court has entered an order granting the joint administration of the Debtors’ chapter 11 cases. The Debtors are continuing in possession of their properties and are operating their businesses as debtors-in-possession pursuant to sections 1107 and 1008 of the Bankruptcy Code.

2.    This Court has jurisdiction over this Motion under 28 U.S.C. § 1334. This matter is a core proceeding within the meaning of 28 U.S.C. §§157(b)(2)(A) and (M). The statutory bases for the relief requested herein are sections 105, 362 and 541 of the Bankruptcy Code.

[1]	Redwood Systems, Inc., Leland James Service Corporation, CF Airfreight Corporation and CFMovesU.com Incorporated (together with CFCD and CFC, collectively, the “CF Debtors”) and CFCD 2002 LLC, CFCD 2002A LLC, CFCD 2002 Member LLC, and CFCD 2002A Member LLC (collectively, the “LLC Debtors” and together with the CF Debtors, the “Debtors”)

The Debtors and Their Business

3.    Prior to the Petition Date, the Debtors, together with their non-debtor affiliates, operated one of the largest less-than-truckload (“LTL”) long-haul freight transportation companies in the United States, with over 350 owned and leased facilities, 37,000 vehicles, 18,500 employees and hundreds of thousands of customers, which generated in excess of $2 billion in revenues annually. As a result of significant operating losses over the past two years and a lack of liquidity, the Debtors terminated most of their employees and commenced a wind-down of their business operations before commencing these chapter 11 cases. The Debtors’ Canadian non-debtor affiliates (collectively, the “Operating Entities”) are continuing their business operations.

4.    In commencing these chapter 11 cases, the Debtors’ primary objectives were to (i) complete delivery of the freight that was in their systems on the Petition Date; (ii) continue the wind-down of their domestic operations; (iii) service the Debtors’ customers (and thus minimize the damages that they suffer due to the cessation of the Debtors’ businesses); (iv) collect the Debtors’ accounts receivable; (v) preserve, protect and marshal the Debtors’ assets; (vi) comply with the Debtors’ ongoing legal requirements, including those under the Bankruptcy Code and federal and state securities law; (vii) stabilize the operations of the Operating Entities; and (viii) commence a management-directed sale process of their assets (the “Key Objectives”). The Debtors believe that satisfaction of the Key Objectives will maximize the recovery in these chapter 11 cases.

The Net Operating Losses

5.    As of December 31, 2002, the Debtors estimate that they will possess federal net operating losses (“NOLs”) in excess of $300 million. If these NOLs are preserved intact, the Debtors will be in a position to shelter their income and gain on the liquidation of their assets from federal income tax, thereby avoiding a potentially significant administrative tax claim.

RELIEF REQUESTED

6.    By this motion, the Debtors request that the Court protect and preserve the NOLs by establishing, pursuant to sections 105(a), 362 and 541 of the Bankruptcy Code, notice and hearing procedures in connection with the trading or transferring of CFC’s equity securities that shareholders must follow as a precondition to the effectiveness of such trades or transfers. If left unrestricted, such trading could impact the Debtors’ ability to use the NOLs – a valuable asset of their estates – and could have significant negative consequences for the Debtors, their estates and creditors and the liquidation process. Specifically, trading of equity securities could adversely affect the Debtors’ NOLs if too many 5% or greater blocks of equity securities are created, or too many shares are added to or sold from such blocks, such that, together with previous trading by 5% shareholders during the preceding three year period, an ownership change within the meaning of section 382 of the Internal Revenue Code (“IRC”) of 1986, as amended, occurs prior to consummation, and outside the context of, a confirmed Chapter 11 plan.2

Thus, in order to preserve to the fullest extent possible the value of the estates post-liquidation by maximizing the use of the NOLs, the Debtors seek limited relief that will enable them to closely monitor certain transfers of equity securities, so as to be in a position to act expeditiously to prevent such transfers if necessary to preserve the NOLs.

7.    By establishing procedures for continuously monitoring equity securities trading, the Debtors can preserve their ability to seek substantive relief at the appropriate time if it appears that additional trading may jeopardize the use of the NOLs. Accordingly, the Debtors request that the Court enter an order establishing the following procedures:

[2]	While Debtors believe that they would be entitled to claim these NOLs to avoid administrative tax claims even in the event of a “change in ownership,” the requested relief ensures that the Debtors have maximum flexibility to structure a plan of liquidation that preserves the NOLs to the fullest extent.

Procedures for Trading in Equity Securities

a.    Any person or entity who currently is or becomes a Substantial Equityholder (as defined in paragraph e below) shall file with the Court, and serve upon the Debtors, counsel to the Debtors and counsel to the Committee of Creditors Holding Unsecured Claims (the “Committee”), a notice of such status, in the form attached hereto as Exhibit A, on or before the later of (A) forty (40) days after the effective date of the notice of entry of the Order or (B) ten (10) days after becoming a Substantial Equityholder.

b.    Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined below) which would result in an increase in the amount of common stock of CFC beneficially owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors, counsel to the Debtors and counsel to the Committee, advance written notice, in the form attached hereto as Exhibit B3, of the intended transfer of equity securities. Such person or entity shall be enjoined from executing or consummating the intended transaction until full compliance has been achieved with respect to the objection procedures described in paragraph d below.

c.    Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined below) which would result in a decrease in the amount of common stock of CFC beneficially owned by a Substantial Equityholder or would result in a person or entity ceasing to be a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors, counsel to the Debtors and counsel to the Committee, advance written notice, in the form attached hereto as Exhibit C4, of the intended transfer of equity securities. Such person or entity is enjoined from executing or consummating the intended transaction until full compliance has been achieved with respect to the objection procedures described in paragraph d below.

[3]	A notice in the form of Exhibit B is hereinafter referred to as a “Notice of Intent to Purchase, Acquire or Otherwise Accumulate An Equity Interest.”
[4]	A notice in the form of Exhibit C is hereinafter referred to as a “Notice of Intent to Sell, Trade or Otherwise Transfer An Equity Interest” (and, together with a Notice of Intent to Purchase, Acquire or Accumulate, is collectively referred to as a “Notice of Proposed Transfer”).

d.    The Debtors or the Committee shall have forty-five (45) calendar days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Equityholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their NOLs. If the Debtors or the Committee file an objection, such transaction will not be effective unless approved by order of the bankruptcy court after notice and a hearing, and such order is not subject to stay, appeal, modification or reconsideration. If the Debtors and the Committee do not object within such forty-five (45) day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional forty-five day waiting period.

e.    For purposes of this Motion and the Order: (A) a “Substantial Equityholder” is any person or entity that beneficially owns, or at any time after January 1, 2000 beneficially owned, at least 1,009,913 shares (representing approximately 4.5% of all issued and outstanding shares)5 of the common stock of CFC; (B) “beneficial ownership” of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, option to acquire an option, contract to acquire stock or similar interest, or interest similar to an option, regardless of whether it is contingent or otherwise not currently exercisable.

[5]	The Debtors request that the reporting threshold be set at 4.5% in order to allow for the early identification of equityholders approaching the 5% trigger.

f.    Following entry of the Order, the Debtors must deliver notice of entry of the Order, together with a copy of the Order and the exhibits to the Order, to the following:

i.	Office of the United States Trustee.

ii.	Counsel for the DIP lenders.

iii.	The transfer agent(s) for all equity securities of CFC. Upon receipt of such notice, such transfer agent(s) shall send notice to all holders of CFC’s equity securities.

iv.	The Securities and Exchange Commission.

v.	All persons and entities who have filed notices of appearance or requests for service of papers pursuant to Bankruptcy Rule 2002.

g.    Following entry of the Order, the Debtor must publish notice of the Order and the notification and other procedures described in the Order in the domestic edition[s] of The Wall Street Journal.

h.    Any acquisition, disposition or other transfer of equity securities or an option on equity securities of CFC in violation of the procedures described above shall be null and void ab initio without further order of the bankruptcy court as an act in violation of the automatic stay and shall confer no rights on the transferee.

BASIS FOR RELIEF

8.    As a result of past losses, the Debtors presently have estimated net operating losses of approximately $300 million. These NOLs would translate into potentially significant future tax savings for the Debtors.

9.    Section 172 of the IRC permits corporations to carry forward NOLs to offset future income, thereby reducing federal income tax liability on such future income and significantly improving their cash position. Thus, the Debtors’ NOLs are a valuable asset of the estates, and their availability will facilitate the Debtors’ successful liquidation. The Debtors’ ability to use their NOLs, however, could be severely limited under section 382 of the IRC as a result of the trading of equity securities in the Debtors prior to confirmation of the plan for liquidation.

The Provisions of Section 382

Of the Internal Revenue Code

10.    IRC § 382 limits the amount of taxable income that can be offset by the corporation’s net operating loss carryforwards in any taxable year (or portion thereof) following an ownership change. Generally, an “ownership change” occurs if the percentage (by value) of the stock of the corporation owned by one or more 5-percent shareholders has increased by more than 50 percentage points over the lowest percentage of stock owned by such shareholders at any time during the 3-year testing period ending on the date of the ownership change.6 For example, an ownership change would occur in the following situation:

An individual (“A”) owns 50.1% of the stock of corporation X (“X”). A sells his 50.1% interest to another individual (“B”), who owns 5%. Under IRC § 382, an ownership change has occurred because B’s interest in X has increased more than 50 percentage points (from 5% to 55.1%) during the testing period. The same result would follow even if B owned no X stock prior to the transaction with A because B both becomes a 5% shareholder and increases his

[6]	In general, under IRC § 382(g)(4)(A), all stockholders who individually hold less than 5% of the stock of a company are deemed to be a single 5% stockholder throughout the three year testing period, and transfers between such shareholders are disregarded for purposes of determining whether an ownership change has occurred (the “public group rule”). Accordingly, the Debtors do not seek to impose the requested notice and hearing procedures on trading by stockholders holding less than 4.5% of the Debtors’ stock, provided that such stockholders do not have an intent to accumulate a 5% or greater block of stock or add or sell shares to or from such a block.

ownership by more than 50 percentage points during the testing period.7

11.    The problem facing the Debtors, and the reason for this motion, is that if too many equity holder transfer their equity securities prior to the effective date of a plan of liquidation, such transfers may trigger an ownership change that would not fall within the ambit of one of the special relief provisions applicable to ownership changes. The Debtors need the ability to monitor and possibly object to changes in ownership of equity securities of CFC to preserve flexibility in crafting a plan of liquidation that maximizes the Debtors’ ability to use their NOLs to reduce Federal income taxes on the liquidated value of the estates.

The Requested Relief is Necessary to

Avoid Irreparable Harm to the Debtors

12.    Once an NOL is limited under IRC § 382, its use is limited forever. The relief sought herein is necessary to avoid the potential loss of the Debtors’ NOLs – and the irreparable harm which could be caused by unfettered trading in CFC’s equity securities, trading which could jeopardize the Debtors’ ability to offset taxable income or capital gains with NOLs without the limitations imposed by IRC § 382.

The Requested Relief is Narrowly Tailored

13.    The requested relief does not bar all stock trading. At this juncture, the Debtors seek only to establish procedures enabling them to monitor that type of stock trading which poses serious risk under the ownership change test so as to preserve their ability to seek substantive relief if it appears that a proposed trade will jeopardize the use of their NOLs. The procedures requested by the Debtors would permit most stock trading to continue subject only to Bankruptcy Rule 3001(e) and applicable securities, corporate and other law.

APPLICABLE AUTHORITY

[7]	When an ownership change occurs, IRC § 382 limits a corporation’s use of its NOLs to an annual amount equal to the value of the corporation prior to the ownership change multiplied by the long-term tax exempt rate. IRC § 382(b).

NOLs are Property of a Debtor’s Estate

Entitled to Court Protection

14.    Courts have uniformly held that a debtor’s NOLs constitute property of the estate under section 541 of the Bankruptcy Code and, as such, courts have the authority to impose measures intended to protect and preserve such NOLs. The seminal case articulating this rule is In re Prudential Lines, Inc., 107 B.R. 832 (Bankr. S.D.N.Y. 1989), aff’d, 119 B.R. 430 (S.D.N.Y. 1990), aff’d, 928 F.2d 565 (2d Cir. 1991), cert. denied 502 U.S. 821 (1991). In Prudential Lines, the Bankruptcy Court for the Southern District of New York enjoined a parent corporation from taking a worthless stock deduction with respect to its wholly-owned subsidiary, which was in bankruptcy, on the grounds that allowing the parent to take such a deduction would destroy its debtor-subsidiary’s NOLs. In issuing the injunction, the court held that “debtor’s potential ability to utilize NOLs is property of an estate,” 107 B.R. 832, 838, and that “the taking of a worthless stock deduction is an exercise of control over a debtor’s NOLs,” 107 B.R. at 842, and thus was properly subject to the automatic stay of section 362 of the Bankruptcy Code. See also In re Southeast Banking Corp., Case No. 91-14561-BKC-PGH (Bankr. S.D. Fla., July 21, 1994) (debtor’s interest in their NOLs “constitutes property of the estate within the scope of 11 U.S.C. Section 541(a)(1) and is entitled to the protection of the automatic stay imposed pursuant to 11 U.S.C. Section 362(a)(3)”); In re Phar-Mor, Inc., 152 B.R. 924 (Bankr. N.D. Ohio 1993) (“the sale of stock is prohibited by § 362(a)(3) as an exercise of control over the NOL, which is property of the estate”); In re Grossman’s, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct. 9, 1997) (the debtors’ net operating loss carryforward is property of the debtors’ estates and is protected by the automatic stay).

15.    Because the Debtors’ NOLs are property of their estates, this court has the authority under section 362 of the Bankruptcy Code to enforce the automatic stay by restricting the transfer of equity securities in the Debtors which could reduce this valuable asset.

Appropriateness of Relief

16.    Courts have not hesitated to restrict or enjoin transfers of equity securities or issue other injunctive relief in order to protect a debtor against the possible loss of its NOLs. See, e.g., In re William Communications Group, Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24, 2002) (debtor provided 30 days’ notice to object to proposed transfers of claims against the debtor that would increase the transferee’s holdings to or above $200 million in the aggregate face amount; $200 million in claims was the lowest amount that could reasonably be expected to lead to a distribution of 5% of the stock in the reorganized debtor); In re Metrocall, et al., Case No. 02-11579 (RB) (Bankr. D. Del. June 6, 2002) (debtor provided 5 business days’ notice to object to proposed transfers of stock that would result in the transferee holding 5% or more of the debtor’s stock or a reduction in the ownership interest of an existing 5% or greater shareholder); In re Casual Male Corp., Case No. 01-41404 (REG) (Bankr. S.D.N.Y. May 18, 2001) (enjoining transfers of common stock and convertible notes that would result in the transferee’s holdings increasing to or beyond 4.99%; debtor provided 30 days’ notice to object to proposed transfers of senior subordinated notes or other general unsecured claims (excluding the convertible notes) against the debtor); In re Worldtex, Inc., Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2, 2001) (debtor provided 30 days’ notice to object to proposed transfers that would result in the transferee holding 5% or more of the debtor’s common stock or decrease the ownership interest of an existing 5% or greater shareholder); In re Reliance Acceptance Group, Inc., Case No. 98-288 (PJW) (Bankr. D. Del. Apr. 28, 1998) (debtor provided 30 days’ notice to object to proposed transfers that would result in the transferee holding 5% or more of debtor’s common stock); In re First Merchants Acceptance Corp., 1998 Bankr. LEXIS 1816 (Bankr. D. Del. 1998) (debtor provided 30 days’ notice to object to proposed transfers of stock in the debtor that would increase the transferee’s holdings to or above 300,000 shares of the debtor’s stock and to any proposed transfers of 1995 subordinated reset notes or general unsecured claims against the debtor); In re Grossman’s. Inc., Case No. 97-695 (PJW)

(Bankr. D. Del. Oct. 9, 1997) (debtor provided 30 days’ notice to object to proposed transfers of stock that would increase the transferee’s holdings to or above 1,350,000 shares of debtor’s stock and to proposed transfers of general unsecured claims that would increase the transferee’s the holdings to or above an aggregate face amount of $3,500,000); In re Southeast Banking Corp., Case No. 91-14561-BKC-PGH (Bankr. S.D. Fla. July 21, 1994) (enjoining 5-percent trades of common stock); In re Phar-Mor, Inc., 152 B.R. 924 (Bankr. N.D. Ohio 1993) (enjoining shareholders from selling stock in the debtor unless they obtained relief from the automatic stay); In re McLean Indus., Inc., Case Nos. 86-B-12238-12241 (Bankr. S.D.N.Y. Feb. 16, 1989) (requiring an application to the court for authority to transfer any claims).

17.    Courts ordering such relief generally have done so by imposing notice and hearing requirements on any proposed transfer of stock to or by a person whose holdings of such stock exceeds (or would exceed as a result of the proposed transfer), a certain threshold amount. Thus, the court and the debtor must be given notice of any proposed transfers of stock by persons whose aggregate stock holdings exceed a certain share threshold, giving the debtor an opportunity to object to such transfer at a hearing. The order in First Merchants Acceptance, 1998 Bankr. LEXIS 1816 (Banks. D. Del. 1998), was typical in this regard. There, the court entered an order imposing on any party intending to (i) acquire, accumulate or sell more than a prescribed number of shares of the debtor, or to add additional shares to such a block, or (ii) acquire or sell any subordinated reset notes or unsecured claims against the debtors, a duty to provide notice to the court and to debtor’s counsel; the debtor then was afforded 30 days to object to such transaction, at which point a hearing would be held so that the court could decide whether or not to allow any such transfer to be consummated. See also, e.g., In re Williams Communications Group, Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24, 2002) (claims trading restrictions applied to claimholders expected to fall outside the de minimis rule); In re Worldtex, Inc., Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2, 2001) (stock trading restrictions applied to persons who were, or would become as a result of the proposed transfer, a 5 percent stockholder).

CONCLUSION

18.    The Debtors’ NOLs are valuable assets of their estates which will inure to the benefit of their creditors and maximize the proceeds and distributions from their liquidation effort. Unfettered trading in CFC’s equity securities, with no advance warning of such trades, jeopardizes this asset and, with it, a source of value to the Debtors’ creditors. Accordingly, this Court should grant the requested relief and establish a notice and hearing procedure governing the trading of CFC’s equity securities. The requested relief imposes a minimal burden to achieve a substantial benefit, and the Debtors believe that granting the relief requested in this Motion is in the best interests of the Debtors’ estates, their creditors and other interested parties.

WHEREFORE, the Debtors respectfully request that the Court (i) enter the Order authorizing the implementation of a notice and hearing procedure governing the transfer of equity securities in the Debtors as described above, and (ii) granting such other and further relief as the Court deems appropriate.

Dated: February 21, 2003.

LATHAM & WATKINS

By:	/s/ Gregory O. Lunt
Gregory O. Lunt
Counsel for Debtors and Debtors-in-Possession

Exhibit A

LATHAM & WATKINS LLP

    Michael S. Lurey, CA State Bar No. 048235

    Gregory O. Lunt, CA State Bar No. 173297

    Shira Roth, CA State Bar No. 217463

633 West Fifth Street, Suite 4000

Los Angeles, California 90071-2007

Telephone: (213) 485-1234

Facsimile: (213) 891-8763

Counsel for Consolidated Freightways Corporation

of Delaware, et al., Debtors and Debtors-in-

Possession

                    and

[Proposed] Counsel for CFCD 2002 LLC, CFCD

2002A LLC, CFCD 2002 Member LLC and CFCD

2002A Member LLC, Debtors and Debtors-in-

Possession

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re CONSOLIDATED FREIGHTWAYS CORPORATION OF DELAWARE, et al. Debtors. Fed. Tax I.D. No. 94-14497

Case No.: RS-02-24284-MG

Chapter 11

(Jointly Administered with Case Nos.

RS-02-24289-MG; RS-02-24287-MG;

RS-02-24293-MG; RS-02-24294-MG;

RS-02-24295-MG; RS 03-11603-MG;

RS 03-11608-MG; RS 03-11610-MG;

and RS 03-11615 MG)

NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER8

PLEASE TAKE NOTICE that [Name of Equityholder] is/has become a Substantial Equityholder with respect to the common stock (the “Common Stock”) of

[8]	For purposes of this Notice: (i) “Substantial Equityholder” means any person or entity that beneficially owns at least 1,009,913 shares of the common stock of CFC; (ii) “beneficial ownership” of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (iii) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Consolidated Freightways Corporation (“CFC”), a debtor and debtor-in-possession in the above-captioned cases pending in the United States Bankruptcy Court for the Central District of California, Riverside Division (the “Court”).

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Equityholder] beneficially owns              shares of the Common Stock of CFC. The following table sets forth the date(s) on which [Name of Equityholder] acquired or otherwise became the beneficial owner of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page if necessary)

The following table sets forth the dates on which [Name of Equityholder] sold, transferred or otherwise disposed of such Common Stock:

Number of Shares	Date Sold/Transferred

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the federal taxpayer identification number of [Name of Equityholder] is             .

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 And 541 And Bankruptcy Rule 3001 Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the Court at 3420 Twelfth Street, Riverside, California 92501, and (B) served upon (i) Consolidated Freightways Corporation, 16400 SE CF Way, Vancouver, Washington 98683, Attn. Kim Mingo, (ii) Latham & Watkins, counsel to CFC, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, Attn. Michael S. Lurey and Gregory O. Lunt, and (iii) Stutman, Treister & Glatt, counsel for the Committee of Creditors Holding Unsecured Claims, 3699 Wilshire Boulevard, Suite 900, Los Angeles, California 90010, Attn: Richard M. Neiter.

Respectfully submitted,

(Name of Equityholder)

By:
Name:
Title:
Address:

Telephone:
Facsimile:

Date:

Exhibit B

LATHAM & WATKINS

    Michael S. Lurey, CA State Bar No. 048235

    Gregory O. Lunt, CA State Bar No. 173297

    Shira Roth, CA State Bar No. 217463

633 West Fifth Street, Suite 4000

Los Angeles, California 90071-2007

Telephone: (213) 485-1234

Facsimile: (213) 891-8763

Counsel for Consolidated Freightways Corporation

of Delaware, et al., Debtors and Debtors-in-Possession

                    and

[Proposed] Counsel for CFCD 2002 LLC, CFCD

2002A LLC, CFCD 2002 Member LLC and CFCD

2002A Member LLC, Debtors and Debtors-in-

Possession

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re CONSOLIDATED FREIGHTWAYS CORPORATION OF DELAWARE, et al. Debtors. Fed. Tax I.D. No. 94-14497

Case No.: RS-02-24284-MG

Chapter 11

(Jointly Administered with Case Nos.

RS-02-24289-MG; RS-02-24287-MG;

RS-02-24293-MG; RS-02-24294-MG;

RS-02-24295-MG; RS 03-11603-MG;

RS 03-11608-MG; RS 03-11610-MG;

and RS 03-11615)

NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE

ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the common stock (the “Common Stock”) of Consolidated Freightways Corporation (“CFC”) or an option with respect thereto (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)] [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Equityholder9 with the Court and served copies thereof on CFC, counsel for CFC and counsel for the Committee of Creditors Holding Unsecured Claims (the “Committee”).

[9]	For purposes of this Notice: (i) “Substantial Equityholder” means any person or entity that beneficially owns at least 1,009,913 shares of the common stock of CFC; (ii) “beneficial ownership” of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (iii) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns              shares of the Common Stock of CFC.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire or otherwise accumulate              shares of Common Stock or an option with respect to              shares of Common Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own              shares of Common Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Acquirer] is             .

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 And 541 And Bankruptcy Rule 3001 Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the Court at 3420 Twelfth Street, Riverside, California 92501, and (B) served upon (i) Consolidated Freightways Corporation, 16400 SE CF Way, Vancouver, Washington 98683, Attn. Kim Mingo, (ii) Latham & Watkins, counsel to CFC, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, Attn. Michael S. Lurey and Gregory O. Lunt, and (iii) Stutman, Treister & Glatt, counsel for the Committee, 3699 Wilshire Boulevard, Suite 900, Los Angeles, California 90010, Attn: Richard M. Neiter.

PLEASE TAKE FURTHER NOTICE that CFC and the Committee have forty five (45) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If CFC or the Committee files an objection, such Proposed Transfer will not be effective unless approved by order of the Court after notice and a hearing, and such order is not subject to stay, appeal, modification or reconsideration. If neither CFC nor the Committee objects within such forty five (45) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

(Name of Prospective Acquirer)

By:
Name:
Title:
Address:

Telephone:
Facsimile:

Date:

Exhibit C

LATHAM & WATKINS

    Michael S. Lurey, CA State Bar No. 048235

    Gregory O. Lunt, CA State Bar No. 173297

    Shira Roth, CA State Bar No. 217463

633 West Fifth Street, Suite 4000

Los Angeles, California 90071-2007

Telephone: (213) 485-1234

Facsimile: (213) 891-8763

Counsel for Consolidated Freightways Corporation

of Delaware, et al., Debtors and Debtors-in-

Possession

                    and

[Proposed] Counsel for CFCD 2002 LLC, CFCD

2002A LLC, CFCD 2002 Member LLC and CFCD

2002A Member LLC, Debtors and Debtors-in-

Possession

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re CONSOLIDATED FREIGHTWAYS CORPORATION OF DELAWARE, et al. Debtors. Fed. Tax I.D. No. 94-14497

Case No.: RS-02-24284-MG

Chapter 11

(Jointly Administered with Case Nos.

RS-02-24289-MG; RS-02-24287-MG;

RS-02-24293-MG; RS-02-24294-MG;

RS-02-24295-MG; RS 03-11603-MG;

RS 03-11608-MG; RS 03-11610-MG;

and RS 03-11615-MG)

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE

TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the common stock (the “Common Stock”) of Consolidated Freightways Corporation (“CFC”) or an option with respect thereto (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)] [Name of Prospective Seller] filed a Notice of Status as a Substantial Equityholder10 with the Court and served copies thereof on CFC, its counsel and counsel for the Committee of Creditors Holding Unsecured Claims (the “Committee”).

[10]	For purposes of this Notice: (A) a “Substantial Equityholder” is any person or entity that beneficially owns at least 1,009,913 shares of the Common Stock of CFC; (B) “beneficial ownership” of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns              shares of the Common Stock.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade or otherwise transfer             shares of Common Stock or an option with respect to              shares of Common Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own              shares of Common Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Seller] is             .

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 And 541 And Bankruptcy Rule 3001 Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the Court at 3420 Twelfth Street, Riverside, California 92501, and (B) served upon (i) Consolidated Freightways Corporation, 16400 SE CF Way, Vancouver, Washington 98683, Attn. Kim Mingo, (ii) Latham & Watkins, counsel to CFC, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, Attn. Michael S. Lurey and Gregory O. Lunt, and (iii) Stutman, Treister & Glatt, counsel for the Committee, 3699 Wilshire Boulevard, Suite 900, Los Angeles, California 90010, Attn: Richard M. Neiter.

PLEASE TAKE FURTHER NOTICE that CFC and the Committee have forty five (45) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If CFC or the Committee files an objection, such Proposed Transfer will not be effective unless approved by order of the Court after notice and a hearing, and such order is not subject to stay, appeal, modification or reconsideration. If neither CFC nor the Committee objects within such forty five (45) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

(Name of Prospective Seller)

By:
Name:
Title:
Address:

Telephone:
Facsimile:

Date:

22